Exhibit 10.7

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of July 19, 2006, among WYETH, a Delaware corporation (the “Company”), various lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Company, the Lenders, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Co-Lead Arrangers and Joint Bookrunners, Citicorp USA Inc., as Syndication Agent, Commerzbank AG, New York and Grand Cayman Branches, UBS Loan Finance LLC and The Bank of Nova Scotia, as Co-Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of August 3, 2005 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1. The definition of “Applicable Margin” appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “0.100%” appearing in the proviso within such definition and inserting the text “0.050%” in lieu thereof, (ii) deleting the table appearing in said definition and inserting the following table in lieu thereof:

“Rating Period	Eurodollar Rate Margin
Category A Period	0.125%
Category B Period	0.140%
Category C Period	0.180%
Category D Period	0.270%
Category E Period	0.350%
Category F Period	0.425%”

and (iii) adding the following new sentence at the end of said definition:

“It is understood and agreed that the Applicable Margin (as defined in this Agreement prior to the First Amendment Effective Date) shall apply for periods prior to the First Amendment Effective Date and the Applicable Margin (as defined in this Agreement on the First Amendment Effective Date) shall apply for periods on and after the First Amendment Effective Date.”.

2. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Facility Fee Percentage” appearing in said subsection in its entirety and inserting the following new definitions in appropriate alphabetical order:

“Facility Fee Percentage”: a percentage equal to at any time (i) during a Category A Period, 0.050%, (ii) during a Category B Period, 0.060%, (iii) during a Category C Period, 0.070%, (iv) during a Category D Period, 0.080%, (v) during a Category E Period, 0.100% and (vi) during a Category F Period, 0.125%. It is understood and agreed that the Facility Fee Percentage (as defined in this Agreement prior to the First Amendment Effective Date) shall apply for periods prior to the First Amendment Effective Date and the Facility Fee Percentage (as defined in this Agreement on the First Amendment Effective Date) shall apply for periods on and after the First Amendment Effective Date.

“First Amendment Effective Date”: as defined in the First Amendment to Credit Agreement, dated as of July 19, 2006.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Company hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both before and after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Company and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113). The Administrative Agent will provide notice of the First Amendment Effective Date to the Lenders promptly upon the occurrence thereof.

6. From and after the First Amendment Effective Date, all references in the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

WYETH

By:	/s/ Kenneth J. Martin
	Title:	Chief Financial Officer and Vice Chairman

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent

By:	/s/ Thomas T. Hou
	Title:	Vice President

CITICORP USA, INC., Individually and as Syndication Agent

By:	/s/ William E. Clark
	Title:	Vice President and Managing Director

THE BANK OF NOVA SCOTIA, Individually and as Co-Documentation Agent

By:	/s/ Dana Maloney
	Title:	Managing Director

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, Individually and as Co-Documentation Agent

By:	/s/ Robert S. Taylor, Jr.
	Title:	Senior Vice President

By:	/s/ Barbara Peters
	Title:	Assistant Treasurer

UBS LOAN FINANCE LLC, Individually and as Co-Documentation Agent

By:	/s/ Richard L. Tavrow
	Title:	Director, Banking Products Services, U.S.

By:	/s/ Irja R. Otsa
	Title:	Associate Director Banking Products Services, U.S.

BANK OF AMERICA, N.A.,

By:	/s/ Zubin R. Shroff
	Title:	Vice President

BARCLAYS BANK PLC,

By:	/s/ Nicholas Bell
	Title:	Director

WILLIAM STREET COMMITMENT CORPORATION,

By:	/s/ Mark Walton
	Title:	Assistant Vice President

MORGAN STANLEY BANK,

By:	/s/ Daniel Twenge
	Title:	Authorized Signatory

BANCA NAZIONALE DEL LAVORO, S.P.A.,

By:	/s/ Donna La Spina
	Title:	Relationship Manager

By:	/s/ Francesco Di Mario
	Title:	Senior Manager

ABN AMRO BANK N.V.

By:	/s/ Alex Blodi
	Title:	Managing Director

By:	/s/ Nick Zorin
	Title:	Associate

THE BANK OF NEW YORK

By:	/s/ John M. Lokay, Jr.
	Title:	Vice President

SANPAOLO IMI S.P.A.

By:	/s/ Renato Carducci
	Title:	General Manager

By:	/s/ Luca Sacchi
	Title:	Vice President

U.S. BANK N.A.

By:	/s/ Michael P. Dickman
	Title:	Vice President

WACHOVIA BANK, N.A.

By:	/s/ Jeanette A. Griffin
	Title:	Director

THE NORTHERN TRUST COMPANY

By:	/s/ John Konstantos
	Title:	Vice President

BANCO POPULAR DE PUERTO RICO, NEW YORK BRANCH

By:	/s/ Hector J. Gonzalez
	Title:	Vice President